                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000


I.  RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                             608,041.34
           Available Funds:
                   Contract Payments due and received in this period                                    4,550,080.21
                   Contract Payments due in prior period(s) and received in this period                   566,038.89
                   Contract Payments received in this period for next period                              311,806.87
                   Sales, Use and Property Tax payments received                                           53,456.36
                   Prepayment Amounts related to early termination in this period                       1,427,980.93
                   Servicer Advance                                                                       377,052.57
                   Proceeds received from recoveries on previously Defaulted Contracts                          0.00
                   Transfer from Reserve Account                                                           13,599.29
                   Interest earned on Collection Account                                                   24,084.37
                   Interest earned on Affiliated Account                                                    1,240.02
                   Proceeds from repurchase of Contracts per Contribution and Servicing
                      Agreement Section 5.03                                                                    0.00
                   Amounts paid per Contribution and Servicing Agreement Section 7.01
                      (Substituted contract < Predecessor contract)                                             0.00
                   Amounts paid under insurance policies                                                        0.00
                   Maintenance, Late Charges and any other amounts                                         27,896.09

                                                                                                       -------------
           Total Available Funds                                                                        7,961,276.94
           Less: Amounts to be Retained in Collection Account                                             641,143.48
                                                                                                       -------------
           AMOUNT TO BE DISTRIBUTED                                                                     7,320,133.46
                                                                                                       =============


           DISTRIBUTION OF FUNDS:
                   1.  To Trustee -  Fees                                                                       0.00
                   2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
                              Advances                                                                    566,038.89
                   3.  To Noteholders (For Servicer Report immediately following the Final
                              Additional Closing Date)
                           a) Class A1 Principal and Interest                                                   0.00
                           a) Class A2 Principal (distributed after A1 Note matures) and Interest       4,937,002.41
                           a) Class A3 Principal (distributed after A2 Note matures) and Interest         325,520.00
                           a) Class A4 Principal (distributed after A3 Note matures) and Interest         219,862.50
                           a) Class A5 Principal (distributed after A4 Note matures) and Interest         234,054.83
                           b) Class B Principal and Interest                                               97,887.09
                           c) Class C Principal and Interest                                              197,243.79
                           d) Class D Principal and Interest                                              133,344.79
                           e) Class E Principal and Interest                                              176,643.12

                   4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                  0.00
                   5.  To Issuer - Residual  Principal and Interest and Reserve Account
                              Distribution
                           a) Residual Interest (Provided no Restricting or Amortization
                              Event in effect)                                                             73,715.48
                           b) Residual Principal (Provided no Restricting or Amortization
                              Event in effect)                                                            164,112.17
                           c) Reserve Account Distribution (Provided no Restricting or Amortization
                              Event in effect)                                                             13,599.29
                   6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
                              Other Amounts                                                               106,676.84
                   7.  To Servicer, Servicing Fee and other Servicing Compensations                        74,432.26
                                                                                                       -------------
           TOTAL FUNDS DISTRIBUTED                                                                      7,320,133.46
                                                                                                       =============

                                                                                                       -------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting
             Event Funds (if any)}                                                                        641,143.48
                                                                                                       =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                      $2,511,821.93
            - Add Investment Earnings                                                                      13,599.29
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                    0.00
            - Less Distribution to Certificate Account                                                     13,599.29
                                                                                                       -------------
End of period balance                                                                                  $2,511,821.93
                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                              $2,511,821.93
                                                                                                       =============

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000


III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                    Pool A                                                      142,865,385.64
                    Pool B                                                       31,787,251.03
                                                                                --------------
                                                                                                         174,652,636.67
Class A Overdue Interest, if any                                                          0.00
Class A Monthly Interest - Pool A                                                   751,757.05
Class A Monthly Interest - Pool B                                                   167,264.39

Class A Overdue Principal, if any                                                         0.00
Class A Monthly Principal - Pool A                                                4,021,947.34
Class A Monthly Principal - Pool B                                                  775,470.96
                                                                                ---------------
                                                                                                           4,797,418.30
Ending Principal Balance of the Class A Notes
                    Pool A                                                      138,843,438.30
                    Pool B                                                       31,011,780.07
                                                                                --------------           --------------
                                                                                                         169,855,218.37
                                                                                                         ==============

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $221,020,000      Original Face $221,020,000      Balance Factor
$   4.158092                    $   21.705811                       76.850610%
--------------------------------------------------------------------------------


IV. CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                    Class A1                                                              0.00
                    Class A2                                                     28,632,636.67
                    Class A3                                                     62,400,000.00
                    Class A4                                                     41,000,000.00
                    Class A5                                                     42,620,000.00
                                                                                --------------

Class A Monthly Interest                                                                                 174,652,636.67
                    Class A1 (Actual Number Days/360)                                     0.00
                    Class A2                                                        139,584.11
                    Class A3                                                        325,520.00
                    Class A4                                                        219,862.50
                    Class A5                                                        234,054.83
                                                                                --------------

Class A Monthly Principal
                    Class A1                                                              0.00
                    Class A2                                                      4,797,418.30
                    Class A3                                                              0.00
                    Class A4                                                              0.00
                    Class A5                                                              0.00
                                                                                --------------
                                                                                                           4,797,418.30
Ending Principal Balance of the Class A Notes
                    Class A1                                                              0.00
                    Class A2                                                     23,835,218.37
                    Class A3                                                     62,400,000.00
                    Class A4                                                     41,000,000.00
                    Class A5                                                     42,620,000.00
                                                                                --------------           --------------
                                                                                                         169,855,218.37
                                                                                                         ==============

Class A2
--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $40,000,000       Original Face $40,000,000       Balance Factor
$   3.48960                     $   119.93546                       59.588046%
--------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000


V. CLASS B NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class B Notes
                                  Pool A                                          2,435,630.71
                                  Pool B                                            541,926.67
                                                                                --------------
                                                                                                         2,977,557.38

           Class B Overdue Interest, if any                                               0.00
           Class B Monthly Interest - Pool A                                         13,172.70
           Class B Monthly Interest - Pool B                                          2,930.92
           Class B Overdue Principal, if any                                              0.00
           Class B Monthly Principal - Pool A                                        68,563.71
           Class B Monthly Principal - Pool B                                        13,219.76
                                                                                --------------
                                                                                                            81,783.47
           Ending Principal Balance of the Class B Notes
                                  Pool A                                          2,367,067.00
                                  Pool B                                            528,706.91
                                                                                --------------           ------------
                                                                                                         2,895,773.91
                                                                                                         ============

           -----------------------------------------------------------------------------
           Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
           Original Face $3,768,000      Original Face $3,768,000       Balance Factor
           $     4.273785                $     21.704743                      76.851749%
           -----------------------------------------------------------------------------


VI. CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                  Pool A                                          4,872,062.19
                                  Pool B                                          1,084,052.61
                                                                                --------------
                                                                                                         5,956,114.80

           Class C Overdue Interest, if any                                               0.00
           Class C Monthly Interest - Pool A                                         27,547.45
           Class C Monthly Interest - Pool B                                          6,129.41
           Class C Overdue Principal, if any                                              0.00
           Class C Monthly Principal - Pool A                                       137,127.42
           Class C Monthly Principal - Pool B                                        26,439.51
                                                                                --------------
                                                                                                           163,566.93
           Ending Principal Balance of the Class C Notes
                                  Pool A                                          4,734,934.77
                                  Pool B                                          1,057,613.10
                                                                                --------------           ------------
                                                                                                         5,792,547.87
                                                                                                         ============

           -----------------------------------------------------------------------------
           Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
           Original Face $7,537,000      Original Face $7,537,000       Balance Factor
           $     4.468205                $     21.701861                      76.854821%
           -----------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000


VII. CLASS D NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class D Notes
                                  Pool A                                          3,247,507.64
                                  Pool B                                            722,568.88
                                                                                --------------
                                                                                                         3,970,076.52

           Class D Overdue Interest, if any                                               0.00
           Class D Monthly Interest - Pool A                                         19,877.45
           Class D Monthly Interest - Pool B                                          4,422.72
           Class D Overdue Principal, if any                                              0.00
           Class D Monthly Principal - Pool A                                        91,418.28
           Class D Monthly Principal - Pool B                                        17,626.34
                                                                                --------------
                                                                                                           109,044.62
           Ending Principal Balance of the Class D Notes
                                  Pool A                                           3,156,089.36
                                  Pool B                                             704,942.54
                                                                                ---------------          ------------
                                                                                                         3,861,031.90
                                                                                                         ============

           -----------------------------------------------------------------------------
           Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
           Original Face $5,024,000      Original Face $5,024,000       Balance Factor
           $     4.836817                $     21.704741                      76.851750%
           -----------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                  Pool A                                          4,060,986.04
                                  Pool B                                            903,609.63
                                                                                --------------
                                                                                                         4,964,595.67

           Class E Overdue Interest, if any                                               0.00
           Class E Monthly Interest - Pool A                                         32,995.51
           Class E Monthly Interest - Pool B                                          7,341.83
           Class E Overdue Principal, if any                                              0.00
           Class E Monthly Principal - Pool A                                       114,272.85
           Class E Monthly Principal - Pool B                                        22,032.93
                                                                                --------------
                                                                                                           136,305.78
           Ending Principal Balance of the Class E Notes
                                  Pool A                                          3,946,713.19
                                  Pool B                                            881,576.70
                                                                                --------------           ------------
                                                                                                         4,828,289.89
                                                                                                         ============

           -----------------------------------------------------------------------------
           Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
           Original Face $6,282,000      Original Face $6,282,000       Balance Factor
           $     6.421098                $     21.697832                      76.859120%
           -----------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE
           Beginning Residual Principal Balance
                                  Pool A                                          4,879,550.09
                                  Pool B                                          1,085,488.33
                                                                                --------------
                                                                                                         5,965,038.42

           Residual Interest - Pool A                                                60,363.44
           Residual Interest - Pool B                                                13,352.04
           Residual Principal - Pool A                                              137,584.52
           Residual Principal - Pool B                                               26,527.65
                                                                                --------------
                                                                                                           164,112.17
           Ending Residual Principal Balance
                                  Pool A                                          4,741,965.57
                                  Pool B                                          1,058,960.68
                                                                                --------------           ------------
                                                                                                         5,800,926.25
                                                                                                         ============


X. PAYMENT TO SERVICER
      - Collection period Servicer Fee                                                                      74,432.26
      - Servicer Advances reimbursement                                                                    566,038.89
      - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                    106,676.84
                                                                                                         ============
     Total amounts due to Servicer                                                                         747,147.99
                                                                                                         ============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                162,361,122.34

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                   0.00

       Decline in Aggregate Discounted Contract Balance                                                               4,570,914.13

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                            ===============
          ending of the related Collection Period                                                                   157,790,208.21
                                                                                                                   ===============

       Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                          3,151,381.19

          - Principal portion of Prepayment Amounts                                                1,419,532.94

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                      0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                           0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                    0.00

                                                                                                ---------------
                                    Total Decline in Aggregate Discounted Contract Balance         4,570,914.13
                                                                                                ===============


POOL B
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                 36,124,897.17

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                   0.00

       Decline in Aggregate Discounted Contract Balance                                                                 881,317.15

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                            ===============
          ending of the related Collection Period                                                                    35,243,580.02
                                                                                                                   ===============

       Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                            881,317.15

          - Principal portion of Prepayment Amounts                                                        0.00

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                      0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                           0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                    0.00

                                                                                                ---------------
                                    Total Decline in Aggregate Discounted Contract Balance           881,317.15
                                                                                                ===============

                                                                                                                   ===============
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   193,033,788.23
                                                                                                                   ===============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

       POOL A
                                                                                                            Predecessor
                                                                    Discounted             Predecessor      Discounted
       Lease #           Lessee Name                                Present Value          Lease #          Present Value
       -------------------------------------------------            -----------------      -----------      --------------------
       2199-001          Regional Radiology, LLC                        $1,112,975.58      1881-001                $2,435,321.88
       1231-041          Radnet Management, Inc.                          $953,502.31
       1560-013          Drew Medical inc                                 $342,866.78
                         Cash                                              $25,977.21








                                                                    -----------------                       --------------------
                                                        Totals:         $2,435,321.88                              $2,435,321.88

       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $2,435,321.88
       b) ADCB OF POOL A AT CLOSING DATE                                                                         $201,135,070.09
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     1.21%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                         YES       NO  X
                                                            -----    -----

       POOL B                                                                                               Predecessor
                                                                    Discounted             Predecessor      Discounted
       Lease #           Lessee Name                                Present Value          Lease #          Present Value
       -------------------------------------------------            -----------------      -----------      --------------------
                         NONE







                                                                    -----------------                       --------------------
                                                        Totals:                 $0.00                                      $0.00


       a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                                          $50,047,123.17
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
          RATING AGENCY APPROVES)                                                                                           0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                          YES      NO  X
                                                             -----   -----

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

       POOL A - NON-PERFORMING                                                                                   Predecessor
                                                                          Discounted           Predecessor       Discounted
       Lease #           Lessee Name                                      Present Value        Lease #           Present Value
       ---------------------------------------------------------          -----------------    --------------    ------------------
       408-502           Western Kentucky Diagnostic                            $495,646.95    277-103                $2,561,363.27
       1042-501          Pinnacle Imaging, Inc.                               $1,631,421.93    1513-002                 $953,250.10
       2375-001          Tuscarawas Ambulatory                                $1,286,730.05    1725-002                 $588,254.35
       1097-506          Advanced Healthcare Resources                          $675,567.93
                         Cash                                                    $13,500.87






                                                                          -----------------                      ------------------
                                                                Totals:       $4,102,867.73                           $4,102,867.72

       a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                 4,102,867.72
       b) ADCB OF POOL A AT CLOSING DATE                                                                            $251,182,193.26
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                        1.63%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                          YES      NO  X
                                                             -----   -----


       POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                           Predecessor
                                                                       Discounted           Predecessor        Discounted
       Lease #           Lessee Name                                   Present Value        Lease #            Present Value
       -----------------------------------------------------           ----------------     --------------     --------------------
                         None









                                                                       ----------------                        --------------------
                                                            Totals:               $0.00                                       $0.00

       a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                           $0.00
       b) ADCB OF POOL B AT CLOSING DATE                                                                             $50,047,123.17
       c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                        0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                          YES      NO  X
                                                             -----   -----

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000


XV. POOL PERFORMANCE MEASUREMENTS


1.                    AGGREGATE DISCOUNTED CONTRACT BALANCE

    CONTRACTS DELINQUENT > 90 DAYS                             TOTAL OUTSTANDING CONTRACTS
    This Month                          2,041,410.74           This Month                       193,033,788.23
    1 Month Prior                       4,293,798.27           1 Month Prior                    198,486,019.51
    2 Months Prior                      5,384,210.88           2 Months Prior                   203,449,657.05

    Total                              11,719,419.89           Total                            594,969,464.79

    a) 3 MONTH AVERAGE                  3,906,473.30           b) 3 MONTH AVERAGE               198,323,154.93

    c) a/b                                     1.97%

2.  Does a Delinquency Condition Exist (1c > 6%)?                                        Yes                     No        X
                                                                                              ------------           ---------------

3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                                 Yes                     No        X
                                                                                              ------------           ---------------
    B. An Indenture Event of Default has occurred and is then continuing?                 Yes                     No        X
                                                                                              ------------           ---------------

4.  Has a Servicer Event of Default occurred?                                             Yes                     No        X
                                                                                              ------------           ---------------

5.  Amortization Event Check

    A. Is 1c > 8% ?                                                                      Yes                     No        X
                                                                                              ------------           ---------------
    B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
       or obligation not remedied within 90 days?                                         Yes                     No        X
                                                                                              ------------           ---------------
    C. As of any Determination date, the sum of all defaulted contracts since the
       Closing date exceeds 6% of the ADCB on the Closing Date?                           Yes                     No        X
                                                                                              ------------           ---------------



6.  Aggregate Discounted Contract Balance at Closing Date                             Balance  $ 251,182,193.26
                                                                                              -----------------


    DELINQUENT LEASE SUMMARY

           Days Past Due         Current Pool Balance         # Leases
           -------------         --------------------         --------

                 31 - 60                10,559,217.53               37
                 61 - 90                 5,700,574.00               14
                91 - 180                 2,041,410.74                9


    Approved By:
    Lisa J. Cruikshank
    Vice President